Exhibit 32.1

                                  CERTIFICATION

     In connection with the Quarterly Report of GPC Capital Corp. II on Form 10-Q for the period ended June 27, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Philip R. Yates, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

     1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of GPC Capital Corp. II.

Date: August 10, 2004


                                        By: /s/ Philip R. Yates
                                           -----------------------------------
                                           Philip R. Yates
                                           President, Treasurer and Assistant
                                           Secretary and Director
                                           (chief executive officer)










































                                       1